SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                             -----------------------


                             DWS Communications Fund

On June 6, 2007, the Fund's Board elected to eliminate the 10% limitation on foreign investments for the Fund. Therefore the prospectuses are changed as indicated below:

1. The second paragraph of the section of the prospectuses entitled "The Fund's Main Investment Strategy" is amended and restated as follows:

The Fund's Main Investment Strategy

Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field. The fund normally focuses on the securities of US and foreign companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

2. The last sentence of the third paragraph of the section entitled "The Fund's Main Investment Strategy" is amended to read as follows:

The fund may also invest its assets without limit in stocks and other securities of companies not publicly traded in the United States, including securities of emerging markets.

3. In addition, the following information is added to the section of the prospectuses entitled "The Main Risks of Investing in the Fund":

Emerging Market Risk. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past.



               Please Retain This Supplement for Future Reference





                                                                     [Logo]DWS
                                                                       SCUDDER
July 12, 2007                                              Deutsche Bank Group

    Supplement to the currently effective Statement of Additional Information

                             DWS Communications Fund


The following information replaces similar disclosure under "Investment in Securities of Foreign Issuers" in the "Investment Policies and Techniques" section of the fund's Statement of Additional Information:

Investment in Securities of Foreign Issuers

From time to time, the Fund may invest in American Depository Receipts ("ADRs") which are interests in securities of foreign companies, and in debt and equity securities of issuers not publicly traded in the United States, when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk.


               Please retain this supplement for future reference.






July 12, 2007




                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group